                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    Information Required in Proxy Statement

                             Schedule 14A Information

          Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  Confidential, For Use of the Commission Only
     (As Permitted by Rule 14a-6(e) (2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Under Rule 14a-12


                            CARBON ENERGY CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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

     (4)  Proposed maximum aggregate value of transaction:

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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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

                            CARBON ENERGY CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  May 15, 2001

Dear Stockholder:

     On behalf of the Board of Directors, it is my pleasure to invite you to attend our 2001 Annual Meeting of Stockholders. It will be held at 9:00 a.m. Mountain Daylight Time, on Thursday, June 14, 2001 in Denver, Colorado at our corporate offices at 1700 Broadway, Suite 1150, Denver, Colorado 80290.

     The meeting's purpose is to:

     1.   Elect six directors;

     2. Ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for 2001; and

     3.   Consider any other matters that are properly presented at the meeting.

     The only voting class of security for Carbon Energy Corporation ("Carbon" or the "Company") is its common stock, no par value, each share of which entitles its holder to one vote. Only stockholders of record at the close of business on May 1, 2001 are entitled to receive notice of and to vote at the meeting. A list of stockholders entitled to vote will be available for examination at the meeting by any stockholder for any purpose relevant to the meeting. The list also will be available on the same basis for ten days prior to the meeting at our corporate office in Denver, Colorado.

     If you wish to vote shares held in your name in person at the meeting, please bring to the meeting your proxy card, proof of identification and a letter or account statement showing that you are the beneficial owner on the record date. If you hold your shares in street name (that is, through a broker or other nominee), you must request a proxy from your broker in order to vote in person at the meeting. Corporations may attend and vote at the meeting by proxy or by a duly authorized representative. IF YOU PLAN TO
ATTEND IN PERSON, PLEASE ADVISE US BY CALLING OUR MANAGER OF INVESTOR RELATIONS AT (303) 863-1555, EXTENSION 231 BY JUNE 7, 2001, SO WE CAN ASSURE THAT WE WILL HAVE SUFFICIENT SPACE TO ACCOMMODATE ALL THOSE WISHING TO ATTEND.

     We have enclosed the Company's 2000 annual report, including financial statements, and the proxy statement with this notice of annual meeting.

     Please vote, sign and mail the enclosed proxy card as soon as possible to assure you are represented at the meeting. We have enclosed a return envelope, which requires no postage if mailed in the United States, for that purpose. The Board of Directors is soliciting your proxy.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        Patrick R. McDonald
                                        Secretary

                            CARBON ENERGY CORPORATION

                           ANNUAL STOCKHOLDERS MEETING
                                 PROXY STATEMENT

ANNUAL MEETING DATE June 14, 2001
                    9:00 a.m., MDT

LOCATION            1700 Broadway, Suite 1150
                    Denver, Colorado 80290

RECORD DATE         5:00 p.m., EDT, May 1, 2001. If you were a stockholder at
                    that time, you may vote at the meeting. Each share of common stock is entitled to one vote. You may not cumulate votes.
                    On April 20, 2001, 6,076,992 shares of the Company's common stock were outstanding.

AGENDA              1.   Elect six directors;
                    2.   Ratify the selection of Arthur Andersen LLP as our
                         independent auditors for 2001; and
                    3.   Consider any other matters that are properly presented
                         at the meeting.

PROXIES Unless you tell us differently on the proxy card, we will vote signed returned proxies "FOR" the Board's nominees and "FOR" agenda item 2. The Board or proxy holders will use their discretion on other matters. If a nominee cannot or will not serve as a director, the Board or proxy holders will vote for a person whom they believe will carry on our present policies.

PROXIES SOLICITED BY The Board of Directors of the Company.

FIRST MAILING DATE  We anticipate first mailing this proxy statement on or about
                    May 15, 2001.

REVOKING YOUR PROXY You may revoke your proxy before it is voted at the meeting.
                    To revoke your proxy, follow the procedures listed on page 18 under "Voting Procedures / Revoking Your Proxy."

SOLICITATION COSTS  We will pay the costs of soliciting proxies from stockholders.

                    A COPY OF CARBON'S REPORT ON FORM 10-K FOR 2000 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS. SUCH REQUESTS SHOULD BE DIRECTED TO: CARBON ENERGY CORPORATION, 1700 BROADWAY, SUITE 1150, DENVER, CO 80290, ATTN: INVESTOR RELATIONS.


                      PLEASE VOTE. YOUR VOTE IS IMPORTANT.

   Prompt return of your proxy will help reduce the costs of re-solicitation.

                             BACKGROUND INFORMATION

     On August 11, 1999, CEC Resources Ltd. ("CEC") entered into a stock purchase agreement with Bonneville Pacific Corporation to acquire all outstanding shares of Bonneville Fuels Corporation ("BFC"). The rights and obligations of CEC under the stock purchase agreement were assigned in October, 1999 by CEC to Carbon Energy Corporation ("Carbon"). Yorktown Energy Partners III, L.P. ("Yorktown") purchased in October 1999, 4,500,000 shares of Carbon pursuant to an Exchange and Financing Agreement (the "Exchange Agreement"). The funds from this purchase were used by Carbon to acquire on October 29, 1999, all outstanding BFC shares under the stock purchase agreement and pay expenses incurred in connection with the purchase and related transactions.

     Carbon then made an exchange offer for CEC shares to combine BFC and CEC. In the exchange offer, Carbon offered to exchange one share of Carbon for each share of CEC. On February 17, 2000, Carbon completed the exchange offer and acquired 97% of the outstanding shares of common stock of CEC. On February 26, 2001, CEC completed an offer to purchase shares of CEC stock that were not owned by Carbon. After completion of the offer to purchase shares, Carbon owned 99.7% of CEC's outstanding shares. Carbon's business is comprised currently of the assets and properties of (1) BFC through ownership of 100% of BFC's shares and (2) CEC through ownership of 99.7% of CEC's outstanding shares.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

     The Board currently has six members. Proxy holders will vote for the six nominees listed below. All nominees are currently members of the Board, and their terms will continue until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified. Each of the nominees has consented to serve on the Board of Directors until the next Annual Meeting of Stockholders or until his successor is duly elected and qualified. If any nominee is unable to serve as a director, the current Board may designate a substitute nominee and the proxies will vote all valid proxy cards for the election of the substitute nominee.

     Two of the nominees, Mr. Lawrence and Mr. Leidel, were persons selected as nominees by Yorktown in accordance with the Exchange Agreement. Mr. McDonald was selected as a nominee pursuant to requirements in the Exchange Agreement and his employment agreement. (Both agreements are described later in this Proxy Statement.) Pursuant to the Exchange Agreement, Yorktown has agreed to vote its shares of common stock in favor of these nominees. Because Yorktown owns approximately 74.1% of the outstanding common stock of the Company, its vote in favor of the nominees will be sufficient to elect these nominees regardless of the vote of other shareholders.

     The six nominees who receive the greatest number of votes cast for the election of directors by holders will become directors of the Company. A vote withheld from a nominee in the election of directors will be excluded from the vote and will have no effect. Also, any shares not voted (whether by abstention, broker non-vote or otherwise) have no impact in the election of directors, except to the extent not voting for an individual results in another individual receiving a larger number of votes.

Nominees for Election at Annual Meeting:

Name                              Age   Principal Occupation and Biographical Information
-------------------------------   ---   --------------------------------------------------------------
Patrick R. McDonald                44   Mr. McDonald became our President and Chief Executive
                                        Officer and a director in September 1999. He has been
                                        President and Chief Executive Officer of CEC since July
                                        1998. From 1987 until 1997, Mr. McDonald was Chairman and
                                        President of Interenergy Corporation, Denver, Colorado.
                                        Since January 1998, he has been the sole member of McDonald
                                        Energy, LLC. Mr. McDonald is a petroleum geologist.


Name                              Age   Principal Occupation and Biographical Information
-------------------------------   ---   --------------------------------------------------------------
Cortlandt S. Dietler               79   Mr. Dietler has served as a director of Carbon since
                                        December 1999. Mr. Dietler has been the Chairman of
                                        TransMontaigne Inc., which owns and operates terminals and pipelines for the transportation of oil, gas and other
                                        petroleum products, since April 1995. Mr. Dietler was Chief
                                        Executive Officer of TransMontaigne from April 1995 through
                                        September 1999. He was the founder, Chairman and Chief
                                        Executive Officer of Associated Natural Gas Corporation, a
                                        natural gas gathering, processing and marketing company,
                                        prior to its 1994 merger with PanEnergy Corporation, on
                                        whose Board he served as an Advisory Director, prior to its merger with Duke Energy Corporation. Mr. Dietler also serves as a director of Hallador Petroleum Company (OTC-HPCO), Key
                                        Production Company, Inc. (NYSE-KP), and Forest Oil
                                        Corporation (NYSE-FST).

-------------------------------   ---   --------------------------------------------------------------
David H. Kennedy                   51   Mr. Kennedy has served as a director of Carbon since
                                        September 1999. From March 1981 through December 1998, Mr.
                                        Kennedy was a managing director of First Reserve Corp. and was responsible for investing and monitoring part of its
                                        portfolio of energy investments. Since January 1999, Mr.
                                        Kennedy has acted as a consultant to and investor in the
                                        energy industry. He serves as a director of Maverick Tube
                                        Corporation (NYSE-MVK).

-------------------------------   ---   --------------------------------------------------------------
Bryan H. Lawrence                  58   Mr. Lawrence has served as a director of Carbon since
                                        September 1999. Mr. Lawrence is a founder and member of
                                        Yorktown Partners LLC which was established in September
                                        1997. Yorktown Partners LLC is the manager of four private equity partnerships that invest in the energy industry with aggregate committed capital of approximately $700 million.
                                        Mr. Lawrence had been employed at Dillon, Read & Co. Inc.
                                        since 1966, serving as a Managing Director until the merger of Dillon Read with SBC Warburg in September 1997. Mr.
                                        Lawrence also serves as a Director of D & K Healthcare
                                        Resources, Inc. (NASDAQ-DKWD), Hallador Petroleum Company
                                        (OTC-HPCO), TransMontaigne Inc. (ASE-TMG), and Vintage
                                        Petroleum, Inc. (NYSE-VPI) and certain non-public companies in the energy industry in which Yorktown partnerships hold equity interests.

Name                              Age   Principal Occupation and Biographical Information
-------------------------------   ---   --------------------------------------------------------------
Peter A. Leidel                    44   Mr. Leidel has served as a director of Carbon since
                                        September 1999. Mr. Leidel is a founder and member of
                                        Yorktown Partners LLC which was established in September
                                        1997. Yorktown Partners LLC is the manager of four private equity partnerships that invest in the energy industry with aggregate committed capital of approximately $700 million.
                                        Previously, he was a partner of Dillon, Read & Co. Inc.'s
                                        venture capital fund and has invested in a variety of
                                        private companies with a particular focus on energy
                                        investments since 1983. He was previously employed in
                                        corporate treasury positions at Mobil Corporation and worked for KPMG Peat Marwick and the U.S. Patent and Trademark
                                        Office. Mr. Leidel is a director of Cornell Companies, Inc.
                                        (NYSE-CRN), Willbros Group, Inc. (NYSE-WG), and several
                                        private companies.

-------------------------------   ---   --------------------------------------------------------------
Harry A. Trueblood, Jr.            75   Mr. Trueblood has served as a director of Carbon since
                                        February 2000. Mr. Trueblood is currently owner and managing member of HAT Resources, LLC. He was formerly President and
                                        Chief Executive Officer of CEC from 1972 until June 1998.
                                        Mr. Trueblood also was founder and served as Chairman,
                                        President and CEO of Columbus Energy Corp., the former
                                        parent of CEC, from 1982 through December 2000 and also was founder and served as President and CEO of Consolidated Oil
                                        & Gas, Inc., the former parent of both CEC and Columbus from
                                        1958 to 1988.


             THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THESE NOMINEES

                PROPOSAL 2 - RATIFICATION OF INDEPENDENT AUDITORS

     We ask that you approve the following resolution on the appointment of our independent auditors:

     RESOLVED, that the stockholders ratify the appointment of Arthur Andersen LLP to audit the accounts of the Company and its subsidiaries for the fiscal year 2001.

     Arthur Andersen LLP has audited our accounts since the organization of Carbon. The Board appointed them as our independent auditors for 2001. We expect a representative of Arthur Andersen LLP to attend the meeting, respond to appropriate questions and be given an opportunity to speak.

     Ratification of the appointment of Arthur Andersen LLP as the Company's independent auditors for 2001 requires that the votes cast in favor of this matter exceed the votes cast in opposition. Any shares not voted (whether by abstention, broker non-vote or otherwise) have no impact on the vote for this matter.

Disclosure of Auditor Fees

     Audit Fees: Fees paid or to be paid to Arthur Andersen LLP in connection with the audit of the Company's annual financial statements for the year ended December 31, 2000 and the review of the Company's interim financial statements included in the Company's Quarterly Reports on Form 10-Q during the year ended December 31, 2000, totaled approximately $60,000.

     Financial Information Systems Design and Implementation Fees: The Company did not engage Arthur Andersen LLP to provide services to the Company regarding financial information systems design and implementation during the year ended December 31, 2000.

     All Other Fees: Fees paid to Arthur Andersen LLP by the Company during the year ended December 31, 2000 for tax advisory and other consultation services were approximately $94,000.

                   THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE
             RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP
                 AS THE COMPANY'S INDEPENDENT AUDITORS FOR 2001.

                                BOARD INFORMATION

MEETINGS

     The Board held four meetings in 2000, and also acted from time to time by unanimous written consent. All members attended all of the meetings of the Board of Directors and meetings of the Board Committees on which they served.

COMMITTEES

     The Board has established three committees to assist in the discharge of its duties. These committees are the Compensation Committee, the Audit Committee and the Nominating Committee.

     Members of the Compensation Committee are Messrs. Leidel (Chairman), Dietler and Kennedy. The Compensation Committee reviews and approves executive salaries and administers bonus, incentive compensation and stock option plans of the Company. The Compensation Committee met once in 2000.

     Members of the Audit Committee are Messrs. Kennedy (Chairman), Dietler and Leidel. Mr. Dietler and Mr. Kennedy are independent directors as defined by rules of the American Stock Exchange. Mr. Leidel may not be viewed as independent under these rules because he is a member of Yorktown Partners LLC. The Board appointed Mr. Leidel to the Audit Committee because of his substantial experience in finance matters and because Mr. Leidel is not involved in the day-to-day operations of the Company or in the performance of any accounting functions of the Company. The primary functions of the Audit Committee are as follows:

     o Assist the Board in fulfilling its responsibilities to the shareholders, potential shareholders, and the investment community with regard to the integrity of the Company's financial reporting and adequacy of internal controls, policies and procedures.

     o Provide communication to the non-Committee directors, management and the independent accountants with respect to accounting, financial reporting and compliance issues.

     o Function as a committee for the Board to report on the independence of the independent accountants, the integrity of management and the adequacy of the Company's financial public disclosures.

     o    Perform other functions as required by law or assigned by the Board.

     o    Recommend the appointment of the independent accountants.

     The Audit Committee met once during 2000.

     Members of the Nominating Committee are Messrs. Lawrence (Chairman), Dietler, Kennedy and McDonald. The Nominating Committee is responsible for determining, on behalf of the Board of Directors of Carbon, nominees for the position of director of Carbon, or persons to be elected by the Board of Directors or shareholders to fill any vacancy in the Board of Directors of Carbon. The existence of the Nominating Committee is required by the Exchange Agreement. The Nominating Committee may consider nominees recommended by shareholders but has not adopted any procedures for shareholder recommendations. The Nominating Committee did not meet during 2000.

DIRECTOR COMPENSATION

     Each of our directors who is neither an officer nor an employee will be paid a director's fee of $1,500 per quarter and $1,000 per committee meeting when the committee meeting is held separate from any regularly scheduled board meeting. Directors are also reimbursed for expenses incurred in attending Board of Directors and committee meetings, including expenses for travel, food and lodging.

     Mr. Kennedy and Mr. Dietler, who are considered to be independent directors under the rules of the American Stock Exchange, were each granted on October 14, 1999 and January 3, 2000, respectively, a non-qualified stock option to purchase 20,000 shares of our common stock at $5.50 per share. Shares subject to these options vest one-half on the first anniversary and one-half on the second anniversary of the date of grant and have a ten year term.

AUDIT COMMITTEE REPORT

     The Audit Committee is governed by a written charter which was adopted by the Board of Directors in June 2000. A copy of the charter is attached to this Proxy Statement as Appendix A.

     In performing its oversight function, the Audit Committee reviewed and discussed with management and the Company's independent auditors the audited consolidated financial statements of the Company as of and for the year ended December 31, 2000. The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees". The Audit Committee received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, "Independence Discussions with Audit Committees", as amended, and have discussed with the auditors the auditor's independence.

     Based on this review and discussions with management and the independent auditors, the Audit Committee recommended to the Board that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

                                        Audit Committee

                                        David H. Kennedy, Chairman
                                        Cortlandt S. Dietler
                                        Peter A. Leidel

                      PRINCIPAL SHAREHOLDERS OF OUR COMPANY

     The following table contains information regarding ownership of our common stock (the only class of stock outstanding) as of April 20, 2001 by (1) each director, (2) each executive officer named in the compensation table, (3) all of our directors and executive officers as a group, and (4) each shareholder who, to our knowledge, was the beneficial owner of five percent or more of the outstanding shares. All information is based on information provided by such persons to us. Unless otherwise indicated, their addresses are the same as Carbon's address and each person identified in the table holds sole voting and investment power with respect to the shares shown opposite such person's name. Footnotes supplement the information contained in the table.

                                                        Amount and
                                                        Nature of
                                                       Beneficial                Percent
Name and Address of Beneficial Owner                   Ownership(a)            Outstanding
---------------------------------------------------    ------------            -----------

Patrick R. McDonald and McDonald Energy, LLC ......       348,433      (b)(c)     5.6%

Kevin D. Struzeski ................................        40,833      (d)         *

Cortlandt S. Dietler ..............................        20,000                  *
P.O. Box 5660
Denver, CO 80217

David H. Kennedy ..................................        20,000                  *
23 Lakeside Avenue
Darien, CT 06820

Bryan H. Lawrence .................................     4,500,000      (e)       74.1%
410 Park Avenue, Suite 1900
New York, NY 10022

Peter A. Leidel ...................................     4,500,000      (f)       74.1%
410 Park Avenue, Suite 1900
New York, NY 10022

Harry A. Trueblood, Jr ............................       291,396      (g)        4.8%
1720 S. Bellaire Street
Suite 1005
Denver, CO 80222

All directors and executive officers as a group
(7 persons including the above) ...................     5,220,662                83.6%

Yorktown Energy Partners III, L.P. ................     4,500,000                74.1%
410 Park Avenue, Suite 1900
New York, NY 10022


*    Less than 1%

-------------------

(a) Includes the number of shares of common stock of the Company subject to stock options exercisable within 60 days after April 20, 2001, as follows:
     Mr. McDonald, 121,333 shares; Mr. Struzeski, 28,333 shares; Mr. Dietler, 10,000 shares; Mr. Kennedy, 10,000 shares and Mr. Trueblood, 5,000 shares; all directors and officers as a group, 174,666 shares.

(b) Includes 40,000 shares of restricted stock granted pursuant to the Company's 1999 restricted stock plan, 10,000 of which have vested, 13,333 of which vest in 2001, 13,333 of which vest in 2002 and 3,334 of which vest in 2003.

(c) Patrick R. McDonald is the sole member of McDonald Energy, LLC. The total includes 117,100 shares owned by CEC Resources Holdings, LLC of which McDonald Energy, LLC has a 58.3% interest.

(d) Includes 12,500 shares of restricted stock, 3,333 of which have vested, 4,166 of which vest in 2001, 4,167 of which vest in 2002 and 834 of which vest in 2003.

(e) These shares are owned by Yorktown Energy Partners III, L.P. As a member of Yorktown Partners LLC, the manager of Yorktown Energy Partners III, L.P., Mr. Lawrence may be deemed to be a beneficial owner of these shares. Mr. Lawrence disclaims beneficial ownership of these shares.

(f) These shares are owned by Yorktown Energy Partners III, L.P. As a member of Yorktown Partners LLC, the manager of Yorktown Energy Partners III, L.P., Mr. Leidel may be deemed to be a beneficial owner of these shares. Mr. Leidel disclaims beneficial ownership of these shares.

(g) Does not include 38,911 shares which are owned by Lucile B. Trueblood, Mr. Trueblood's wife, which she acquired as her separate property and as to which Mr. Trueblood disclaims any beneficial ownership. Includes 25,000 shares owned by the Harry A. Trueblood, Jr. Charitable Remainder Unitrust dated June 1, 1998 as to which shares Mr. Trueblood disclaims ownership; however, as the only trustee, he does hold sole voting rights and dispositive powers with respect to such shares.


                    INFORMATION CONCERNING EXECUTIVE OFFICERS

Each of Carbon's two executive officers listed below serves at the pleasure of the Board and in accordance with their employment agreements.

Name                              Age   Present Corporate Position and Business Experience
-------------------------------   ---   --------------------------------------------------------------
Patrick R. McDonald                44   President and Chief Executive Officer. For information about
                                        Mr. McDonald, see "Proposal 1 - Election of Directors."

-------------------------------   ---   --------------------------------------------------------------
Kevin D. Struzeski                 42   Mr. Struzeski became our Treasurer and Chief Financial
                                        Officer on September 14, 1999. He has been Chief Financial
                                        Officer-Treasurer for CEC since November 1998. Mr. Struzeski was employed as Accounting Manager, MediaOne Group from 1997 to 1998 and prior to that he was employed as Controller,
                                        Interenergy Corporation from 1995 to 1997.


                             EXECUTIVE COMPENSATION

     The following table summarizes the compensation paid during the last three fiscal years by Carbon and CEC to each of the two executive officers of Carbon.

                                                               Annual Compensation         Long Term Compensation
                                                            -------------------------     --------------------------
                                                                                          Restricted      Securities     All Other
                                                                                            Stock        Underlying      Compen-
                                                  Fiscal     Salary         Bonus (3)     Awards (4)     Options (5)     sation
Name and Principal Position                        Year       ($)              ($)            ($)            (#)           ($)
--------------------------------------------      ------    --------       ----------     ----------     -----------    ---------
Patrick R. McDonald                                2000     203,642        102,733           58,625             --      14,035 (6)
   President and Chief Executive Officer (1)       1999     148,938        132,798          165,000         90,000       3,503
                                                   1998      50,000             --               --         78,000          --

Kevin D. Struzeski                                 2000     100,321         30,000           14,656          5,000       9,774 (7)
   Chief Financial Officer and Treasurer (2)       1999      91,787         20,000           55,000         25,000       1,815
                                                   1998       3,125             --               --         20,000          --

-------------------

(1)  Appointed an officer of CEC on July 1, 1998.

(2)  Appointed an officer of CEC on November 15, 1998.

(3) Includes $76,000 and $25,000 paid in January 2001 to Mr. McDonald and Mr. Struzeski, respectively, for bonuses accrued in 2000.

(4) Granted pursuant to the Company's 1999 restricted stock plan and valued at the fair market value of $5.865 and $5.50 per share on the date of grant for 2000 and 1999, respectively. The restricted stock will vest 33.33% each year over a three year period from the date of the grant. All restricted stock outstanding under this plan becomes fully vested upon a change of control as defined in the plan.

(5) Granted pursuant to the Company's 1999 stock option plan. Options originally granted in 1998 and 1999 to acquire CEC common stock have been replaced with Carbon options on the same terms in connection with Carbon's acquisition of CEC. The table shows these options in the year in which they were granted by CEC.

(6) Includes contributions of $4,800 and $3,503 made by the Company in 2000 and 1999, respectively, to the Company's 401(k) plan on behalf of Mr. McDonald, $1,050 attributable to the Company's payment for a term life insurance policy on behalf of Mr. McDonald in 2000 and $8,185 related to a cashout of sick leave due to a change in Company policy in 2000.

(7) Includes contributions of $5,250 and $1,815 made by the Company in 2000 and 1999, respectively, to the Company's 401(k) plan on behalf of Mr.
     Struzeski and $4,524 related to a cashout of sick leave due to a change in Company policy in 2000.

                        STOCK OPTION GRANTS AND EXERCISES

     In 1999, Carbon adopted a stock option plan. All salaried employees of the Company and its subsidiaries are eligible to receive both incentive stock options and nonqualified stock options. Directors and consultants who are not employees of the Company or its subsidiaries are eligible to receive non-qualified stock options, but not incentive stock options under the plan. The option price for the incentive stock options granted under the plan are not to be less than 100% of the fair market value of the shares subject to the option. The option price for the nonqualified stock options granted under the plan are not to be less than 85% of the fair market value of the shares subject to the options. All outstanding options under the stock option plan become immediately exercisable in full, whether or not there are vesting requirements, upon the occurrence of a change in control as defined in the plan. The term of any stock option cannot exceed ten years. The aggregate number of shares of common stock which may be issued under options granted pursuant to the plan may not exceed 700,000 shares.

     The specific terms of grant and exercise are determined by the Company's Board of Directors unless and until such time as the Board of Directors delegates the administration of the plan to a committee.

     The following table sets forth information concerning individual grants of stock options made to Carbon's executive officers for the fiscal year ended December 31, 2000.

                                                                                      Potential Realizable
                                                                                        Value at Assumed
                                             % of Total                                   Annual Rates
                              Number of       Options                                    of Stock Price
                              Securities     Granted to                                  Appreciation for
                              Underlying      Employees     Exercise                      Option Term (1)
                               Options        in Fiscal      Price      Expiration    --------------------
Name                           Granted          Year          ($)          Date        5% ($)     10% ($)
-------------------------     ----------     ----------     --------    ----------    --------   ---------
Kevin D. Struzeski               5,000          1.0%         5.8625     12/12/2010     18,434     46,717


-------------------

(1) These columns present hypothetical future realizable values of the options, obtainable upon exercise of the option's exercise price, assuming Carbon's common stock appreciates at a 5% and 10% compound annual rate over the term of the options. The 5% and 10% rates of market price appreciation are presented as examples pursuant to rules of the SEC and do not reflect management's prediction of the future market price of our common stock. No gain to the optionees is possible without an increase in the market price of the common stock above the option price. There can be no assurance that the potential realizable values shown in this table will be achieved. The potential realizable values presented are not intended to indicate the value of the options.

                           YEAR-END OPTION VALUE TABLE

     The following table summarizes information as of December 31, 2000 with respect to exercisable and non-exercisable options held by the Company's executive officers. The table also includes the value of "in-the-money" options, which represents the fair market value of a share of common stock on December 29, 2000 of $6.75 (based on the closing price of the common stock on the American Stock Exchange) less the exercise price.

                           2000 YEAR-END OPTION VALUES

                                                                         In-the-Money
                                 Number of Securities                Value of Unexercised
                                Underlying Unexercised               Options at Year-End
                                  Options at Year-End                        ($)
                              ----------------------------       ----------------------------
Name                          Exercisable    Unexercisable       Exercisable    Unexercisable
------------------------      -----------    -------------       -----------    -------------
Patrick R. McDonald             121,333          46,667             176,666         58,334

Kevin D. Struzeski               28,333          21,667              52,916         25,271

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Our Compensation Committee was created in October 1999 and is comprised of non-employee directors of the Company.

     Mr. McDonald and Mr. Struzeski's annual salaries for 2000 were based upon terms of their employment agreements with the Company. Their current employment agreements state annual salaries for the terms of their employment agreements, to be reviewed annually by the Board of Directors or the Compensation Committee. Their employment agreements also provided for initial grants of stock options and restricted stock.

     Messrs. McDonald and Struzeski negotiated at arm's length with Yorktown for the provisions of their employment agreements with Carbon and for their initial stock options and restricted stock grants from Carbon. Each of these items was approved by Carbon's full Board. The discussions with Yorktown on these items were held after CEC had entered into the agreement with BFC for the purchase of BFC shares and after Yorktown had stated the general terms for its investing in Carbon common stock.

     The Compensation Committee believes that appropriate compensation levels succeed in attracting and motivating high quality employees. The Compensation Committee considers three components of executive compensation: base salary, annual incentive compensation, and long-term incentive compensation.

     The Board intended that base salaries be competitive with comparable companies and also reflect the experience of Mr. McDonald and Mr. Struzeski, their responsibilities at Carbon and the size and complexities of Carbon's business. Adjustments to base salary and annual incentive compensation are based primarily on Company performance. The Committee has not established any particular formula or identified particular factors as more important than others in determining Company performance. The Committee considers various factors, including natural gas and oil production volumes, growth in reserves, cash flow and net income as well as the performance of the Company's common stock. Based on these factors the Committee awarded Mr. McDonald bonuses of $102,733 in 2000 and increased his base salary to $225,000 effective January 1, 2001. The Company believes that the limitation on the deductibility of compensation for United States federal income tax purposes under Section 162(m) of the Internal Revenue Code does not apply to the 2000 compensation of the Company's executive officers. Any such limitation would be a factor in deciding future compensation.

     Long-term incentive compensation serves to retain and motivate executives to accomplish long-term growth objectives, improve long-term stock performance and align the interests of the executives with those of shareholders. The Company utilizes two vehicles to accomplish this goal: the 1999 Carbon Stock Option Plan and the 1999 Carbon Restricted Stock Plan. In 2000, Mr. McDonald was awarded 10,000 shares of Carbon common stock granted pursuant to the Company's 1999 restricted stock plan. These shares vest ratably over 36 months. The fair market value of these shares at the date of grant was $58,625.

COMPENSATION COMMITTEE
Peter A. Leidel (Chairman)
Cortlandt S. Dietler
David H. Kennedy

                              EMPLOYMENT AGREEMENTS

     In October, 1999, Patrick R. McDonald and Carbon entered into a three-year employment agreement, which provides for Mr. McDonald to be the President and Chief Executive Officer of Carbon at a base salary of not less than $200,000 per year, to be adjusted on each July 1 for cost of living increases in the U.S. consumer price index and to be reviewed annually by the Board of Directors or the Compensation Committee. Carbon is to provide Mr. McDonald benefits that he received as an executive of CEC, and is to maintain for his benefit a life insurance policy in the amount of $1 million and a disability insurance policy with terms mutually agreeable to Carbon and Mr. McDonald. If a payment to Mr. McDonald is subject to an excise tax under the Internal Revenue Code, Carbon will pay to Mr. McDonald an additional amount to cover the excise tax on an after-tax basis. According to the employment agreement, Carbon is also to nominate and endorse Mr. McDonald as a director on Carbon's Board of Directors so long as he is an officer of Carbon.

     If Mr. McDonald's employment is terminated by Carbon for any reason other than "cause" (as defined in the agreement) or upon the death or disability of Mr. McDonald or if Mr. McDonald terminates his employment because of a material breach of the employment agreement by Carbon or because of a change in the position of Mr. McDonald with Carbon, then Mr. McDonald is to be paid a lump sum payment equal to 300% of his average annual compensation (which includes base salary and incentive compensation). Also, in that event, his options and restricted stock become 100% vested.

     Either Carbon or Mr. McDonald may terminate the agreement if there is a change in control of Carbon as defined in the employment agreement. In the event of a change in control not supported by a majority of the Board of Directors, Mr. McDonald is to be paid 400% of his average annual compensation upon termination of the employment agreement. In the event of a change in control supported by the Board of Directors, Mr. McDonald is to be paid 300% of his average annual compensation upon termination of the employment agreement by Carbon or 200% of his compensation upon termination of his employment by him. In addition, upon a change in control, any outstanding stock options, stock appreciation rights and incentive awards (including restricted stock) granted to Mr. McDonald become 100% vested, without any restrictions.

     In October, 1999, the Company entered into a two-year employment agreement with Mr. Struzeski, which provides for Mr. Struzeski to be the Chief Financial Officer of Carbon at a base salary of $100,000 per year to be reviewed annually by the Board of Directors or the Compensation Committee, together with all benefits offered by Carbon to Carbon's employees generally. If Mr. Struzeski's employment is terminated by Carbon for any reason other than "cause" or upon the death of disability of Mr. Struzeski or if Mr. Struzeski terminates his employment because of a change in the position of Mr. Struzeski with Carbon, Carbon is to pay Mr. Struzeski an amount equal to his compensation (pro rated on a monthly basis) multiplied by the remaining months of his employment agreement. Also, in that event, his options and restricted stock become 100% vested. The employment agreement with Mr. Struzeski provides that either Carbon or Mr. Struzeski may terminate the contract if there is a change in control of Carbon. In the event of a change in control not supported by a majority of the Board of Directors, Mr. Struzeski is to be paid 300% of his average annual compensation (which includes base salary and incentive compensation) upon termination of the employment agreement. In the event of a change in control supported by the Board of Directors, Mr. Struzeski is to be paid 200% of his compensation upon termination of his employment agreement by the Company or 100% of his compensation upon termination of his employment by him. In the event of a change in control, any outstanding stock options, stock appreciation rights and incentive awards (including restricted stock) granted to Mr. Struzeski will become 100% vested, without restrictions.

     As required by the employment agreements, Carbon granted to Mr. McDonald and Mr. Struzeski in October 1999, options and restricted stock as shown in tables earlier in this Proxy Statement.

                                PERFORMANCE GRAPH

     The following performance graph compares the cumulative total stockholders' return for Carbon's common stock with the cumulative total return for the S&P 500 Index and the Dow Jones Secondary Oil Index commencing February 23, 2000 (the initial trading date for Carbon shares) and ending December 31, 2000.

     The table assumes that the value of an investment in Carbon common stock and each index was $100 on February 23, 2000 and that all dividends were reinvested. The stock price performance shown on the graph is not necessarily indicative of future price performance.

                              [PERFORMANCE GRAPH]

                                        February 23,       December 31,
                                            2000               2000
                                        ------------       ------------
Carbon Energy Corporation                   100                 123

S&P 500 Index                               100                  98

DJ Secondary Oil Index                      100                 182


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In October 1999, Yorktown purchased an aggregate of 4,500,000 shares of our common stock for $24,750,000 in cash. Also, each of our two independent directors has purchased shares from us. In October 1999, Mr. Kennedy purchased 10,000 shares from us at a cash price of $5.50 per share, and in January 2000, Mr. Dietler purchased 10,000 shares from us at a cash price of $5.50 per share.

     On October 14, 1999, Carbon, CEC and Yorktown signed the Exchange and Financing Agreement that provided for:

     o    An assignment of the BFC stock purchase agreement to Carbon;

     o    The purchase of common stock of Carbon by Yorktown as described above;

     o    The exchange offer made for CEC shares;

     o    Persons to be nominated as directors of the Company;

     o The adoption of the Company's 1999 stock option plan and the Company's 1999 restricted stock plan; and

     o The Company's entering into employment agreements with Mr. McDonald and Mr. Struzeski.

     In the Exchange Agreement, Carbon, CEC and Yorktown agreed that the Board of Directors of Carbon will consist of five directors. Carbon, CEC and Yorktown agreed that the five directors initially would be David H. Kennedy, a person who passed away and was replaced by Cortlandt S. Dietler, Bryan H. Lawrence, Peter
A. Leidel and Patrick R. McDonald. After completion of the exchange offer and Harry A. Trueblood, Jr.'s acceptance of the exchange offer for all CEC common stock owned beneficially by him, the number of Carbon directors was increased to six and Mr. Trueblood was elected as the sixth director. As long as Yorktown beneficially owns shares with 50% or more of the outstanding votes in the election of directors of Carbon, Yorktown has the right to designate for nomination two directors. If Yorktown owns beneficially shares with 25% or more but less than 50% of the outstanding votes in the election of directors of Carbon, then Yorktown has the right to designate for nomination one director. Yorktown has no right to designate directors for nomination under the Exchange Agreement if Yorktown owns beneficially shares with less than 25% of the outstanding votes in the election of directors of Carbon. So long as Mr. McDonald is an officer of Carbon, he is to be designated for nomination as a director of Carbon.

     As provided by the Exchange Agreement, a nominating committee of Carbon's Board was established. The nominating committee consists of one Yorktown designated director, Mr. McDonald so long as he is a director of Carbon, and two independent directors. The nominating committee is responsible for determining nominees for the positions of directors of Carbon or persons to be elected by the Board of Directors or shareholders of Carbon to fill any vacancy in the Board of Directors. The nominating committee is required to nominate for director each Yorktown director which Yorktown has the right to designate and has designated. The nominating committee is required to nominate Mr. McDonald if he is entitled to be nominated. The nominating committee will then nominate the remaining directors; at least two of the persons nominated will be independent directors. If the size of the Board is changed and there are not sufficient positions for the election of two independent directors after taking into account the directors designated by Yorktown and Mr. McDonald, then the nominating committee is not required to nominate two independent directors. If there is a vacancy in the position relating to a Yorktown director, the remaining Yorktown director has the right to designate any replacement to fill the vacancy. The nominating committee has the right to designate any replacement to fill any other vacancy. The Exchange Agreement requires that any change in the size or composition of the Board of Directors or the nominating committee be approved by a supermajority vote of the Board consisting of a majority of the entire Board which includes a majority of all Yorktown directors and at least one independent director. The Exchange Agreement requires that Yorktown and Mr. McDonald take such actions as shareholders of Carbon as necessary to effectuate the election of directors nominated pursuant to the foregoing provisions. The provisions relating to election of directors cease to be effective on October 29, 2009 or, if earlier, when Yorktown owns beneficially shares with less than 25% of the outstanding votes in the election of directors and Mr. McDonald is no longer an officer of Carbon.

     In the Exchange Agreement, the Company agreed to grant under its 1999 stock option plan substitute options for each option outstanding under the CEC stock option plan. Options granted by Carbon in substitution for options granted under the CEC stock option plan provide that they were granted in full satisfaction of, and in substitution for, any and all options for CEC stock previously granted under the CEC stock option plan. The material terms and conditions are the same as those relating to the specific options granted under the terms of the CEC stock option plan.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires executive officers, directors and persons who beneficially own more than ten percent of the Company's stock to file initial reports of ownership and reports of changes of ownership at specified times with the Securities and Exchange Commission and the American Stock Exchange. Copies of such reports are required to be furnished to the Company.

     Based solely on a review of copies of such reports furnished to the Company, the Company believes that all Section 16(a) filing requirements of its directors, officers and beneficial owners of more than 10% of the outstanding shares of the Company for the year ending December 31, 2000 have been complied with in a timely manner.

                     VOTING PROCEDURES / REVOKING YOUR PROXY

     You can vote your shares by mail or in person at the meeting.

     To vote by mail, complete and sign your proxy card - or your broker's voting instruction card if your shares are held by your broker - and return it in the enclosed business-reply envelope.

     A quorum is present if at least a majority in total voting power of the Company's outstanding common stock as of the Record Date are present in person or by proxy. Those who fail to return a proxy or attend the meeting will not count towards determining any required majority or quorum. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. The required votes for the election of directors and the proposal regarding the ratification of the independent auditors are described in the sections dealing with those matters. With respect to any other matter which may properly come before the meeting, unless a greater number of votes is required by law, a matter is approved by the shareholders if the votes cast in favor of the matter exceeds the votes cast in opposition. Any shares not voted (whether by abstention, broker non-vote or otherwise) have no impact on the vote for these other matters, if any, so long as a quorum is present.

     The enclosed proxies will be voted in accordance with the instructions you place on the proxy card. Unless otherwise stated, all shares represented by your returned, signed proxy will be voted as noted on the first page of this proxy statement.

     Proxies may be revoked if you:

     o Deliver a signed, written revocation letter, dated later than the proxy, to Patrick R. McDonald, Secretary, at Carbon Energy Corporation, 1700 Broadway, Suite 1150, Denver, Colorado 80290, prior to the exercise of the proxy;

     o    Execution of a subsequent proxy; or

     o Attend the meeting and vote in person or by proxy. Attending the meeting alone will not revoke your proxy.

PROXY SOLICITATION:

     We will reimburse banks, brokers, custodians, nominees and fiduciaries for reasonable expenses they incur in sending these proxy materials to you if you are a beneficial holder of our shares. Proxies may also be solicited by Company directors, officers and employees without additional compensation, personally or by telephone.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

     If you wish to present proposals for inclusion in the proxy statement and form of proxy for consideration at our next annual meeting, you must submit your proposals to our corporate secretary at our corporate office in Denver, Colorado. We must receive proposals for the 2002 annual meeting no later than January 15, 2002. Also, persons named in the proxy solicited by our Board of Directors for the 2002 Annual Meeting of Shareholders may exercise discretionary authority on any proposal presented by one of our shareholders at that meeting if we have not received notice of the proposal by April 1, 2002.

                                 OTHER BUSINESS

     The Board of Directors knows of no other matter to be presented for consideration at the annual meeting. If other business is properly presented, it is the intention of each person named in the proxy to vote signed, returned proxies in accordance with their best judgement on any such other matter.

     Our Board of Directors urges you, even if you presently plan to attend the meeting in person, to execute the enclosed proxy and mail it as indicated immediately. You may revoke your proxy and vote in person if you attend the meeting.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        Patrick R. McDonald
                                        Secretary

                                                                      APPENDIX A

CARBON ENERGY CORPORATION
AUDIT COMMITTEE CHARTER


ORGANIZATION:

The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Carbon Energy Corporation (the "Company") shall be comprised of at least three independent directors, all of whom shall be independent of the management of the Company and free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgement as a member of the Committee. In addition, each Committee member shall be financially literate, as defined by the Securities and Exchange Commission, and at least one member of the Committee shall have accounting and related financial expertise.

ROLE OF THE COMMITTEE:

The Committee's primary role shall be as follows:

o Assist the Board in fulfilling its responsibilities to the shareholders, potential shareholders, and the investment community with regard to the integrity of the Company's financial reporting and the adequacy of internal controls, policies and procedures.

o Serve as a communication focal point among non-Committee directors, management and the independent accountants with respect to accounting, financial reporting and compliance issues.

o Function as a committee for the Board to report on the independence of the independent accountants, the integrity of management and the adequacy of the Company's public disclosures.

o    Perform other functions as required by law or assigned by the Board.

In addition, the Committee shall have the power to conduct or authorize investigations of any matters within the scope of its responsibility. The Committee shall be empowered to retain independent counsel, accountants or others to assist in the conduct of any investigation.

RESPONSIBILITIES:

The policies and procedures of the Committee shall remain flexible in order to best react to changing conditions and legal requirements and to ensure the Board and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality. The Committee's primary responsibilities shall consist of the following:

Oversight of the Financial Reporting Process

1. Review, with the assistance of the Chief Financial Officer and independent accountants, management's ethical standards with regard to the integrity in the financial reporting process and review the process for monitoring compliance with established standards.

2. Review the Audit Plan of the independent accountants prior to the initiation of procedures to determine adequacy and completeness.

3. Review with management and the independent accountants at the completion of each fiscal year:

     - The annual filings of financial statements to the Securities and Exchange Commission (the "SEC");

     - The independent accountants' audit of and report on the financial statements;

                                                                      APPENDIX A

CARBON ENERGY CORPORATION
AUDIT COMMITTEE CHARTER


     - Any significant changes required in the independent accountants' audit plan;

     - A formal written statement issued by the independent accountants which delineates all relationships between the independent accountants and the Company;

     - Any serious difficulties or disagreements that arose between the independent accountants and management during the course of the audit; and

     - Other matters related to the conduct of the audit, which are to be communicated to the Committee under generally accepted auditing standards.

4. Review and discuss with management any threatened, pending or ongoing litigation, which may result in a material financial impact to the Company.

5. Review significant matters arising since previous audit reports, including the potential impact of new accounting pronouncements or reporting practices.

6. Review with the independent accountants the quality of the Company's accounting principles and the adequacy of the Company's policies and procedures. The review should include the clarity of the Company's financial disclosures and degree of aggressiveness or conservatism of the Company's accounting principles, underlying estimates and other significant decisions made by management.

7.   Consult on the selection and activities of the independent accountants:

     -    Recommend the appointment of independent accountants;

     - Review non-audit services provided by the independent accountants to determine what effect, if any, these services may have on their independence; and

     - Review the scope and fees of audit and non-audit services provided by the independent accountants.

8. The Committee will prepare annually a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

Oversight of Internal Control

1. Oversee management's process for evaluating, updating and maintaining internal controls, including asset and information systems security.

2. Consider the findings and comments from the auditors on internal controls and review the status of audit recommendations made by the independent accountants.

3. Review with management and the independent accountants the policies and procedures related to:

     -    Conflicts of interest;

     -    Ethical conduct; and

     -    Compliance with regulatory reporting and compliance requirements.

4. Review with the independent accountants the scope and adequacy of the internal audit program, including the audit plan and staff.

                                                                      APPENDIX A

CARBON ENERGY CORPORATION
AUDIT COMMITTEE CHARTER


5. On an annual basis, the Chairman of the Committee shall perform a review of the expense reports of the Chief Executive Officer.

6. Provide sufficient opportunity for the independent accountants to meet with the members of the Committee without members of management present. Among the items to be discussed in these meetings are the independent accountants' evaluation of the Company's financial and accounting personnel, and the cooperation that the independent accountants received during the course of the audit.

7. Prepare self-assessments of Committee activities to communicate opinions on the effectiveness of those activities and on the areas that could be improved.

MEETINGS AND REPORTING:

The Committee shall normally meet at least two times annually, with additional meetings held as considered necessary. The Committee Chairman shall request that members of management and representatives of the independent accountants be present at the meetings. The meetings may include executive sessions with management and the independent accountants. In addition, the Committee may meet separately.

PERIODIC REVIEW OF CHARTER:

The Committee, with the assistance of counsel and the Company's independent accountants, shall reassess the adequacy of its Charter on an annual basis to ensure consistency with changing needs and compliance with all legal and regulatory requirements.

                                                             COMMON STOCK PROXY

                           CARBON ENERGY CORPORATION

                           (A COLORADO CORPORATION)

               THIS PROXY IS SOLICITED BY ITS BOARD OF DIRECTORS

   The undersigned hereby appoints Patrick R. McDonald and Kevin D. Struzeski, and each of them, as proxies of the undersigned, will full power of substitution, to vote all shares of common stock of Carbon Energy Corporation which the undersigned is entitled to vote at the annual meeting of shareholders of Carbon Energy Corporation to be held on June 14, 2001 at 9:00 a.m. Mountain Daylight Time, and at any adjournment thereof.

Proposals:


(1)    ELECTION OF DIRECTORS FOR THE NOMINEES LISTED BELOW          WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES
       (EXCEPT AS MARKED TO THE CONTRARY BELOW)        / /          LISTED BELOW        / /

       Cortlandt S. Dietler, David H. Kennedy, Bryan H. Lawrence, Peter A. Leidel, Patrick R. McDonald and Harry A.Trueblood, Jr.

       (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW. IF AUTHORITY IS NOT WITHHELD, IT SHALL BE DEEMED GRANTED.)

(2) To ratify the appointment of Arthur Andersen LLP to audit the accounts of the Company and its subsidiaries for fiscal year 2001.

                    / / FOR     / / AGAINST     / / ABSTAIN

(3) To consider any other matters that are properly presented at the meeting.


NOTE: THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ABOVE. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR APPROVAL OF PROPOSAL 2 AND IN THE PROXY HOLDER'S DISCRETION ON SUCH OTHER MATTERS THAT ARE PROPERLY PRESENTED AT THE MEETING, UNLESS A CONTRARY SPECIFICATION IS MADE. THE UNDERSIGNED HEREBY REVOKES ANY PROXIES GIVEN PRIOR TO THE DATE REFLECTED BELOW.

PLEASE SIGN, DATE AND RETURN THIS PROXY
CARD IMMEDIATELY.

Date signed: ______________________________

Signature:

X _________________________________________

X _________________________________________

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS
ON THIS PROXY. IF SHARES ARE HELD JOINTLY,
EACH HOLDER SHOULD SIGN. WHEN SIGNING AS
ATTORNEY, EXECUTOR, ADMINISTRATOR,
TRUSTEE, GUARDIAN OR CORPORATE OFFICIAL,
PLEASE ADD YOUR TITLE.